Loulo-Gounkoto Loss of Control	6 Months Ended
Jun. 30, 2025
LOULO-GOUNKOTO [Abstract]
Disclosure of Loulo-Gounkoto loss of control [text block]	Loulo-Gounkoto Loss of Control
Barrick owns 80% of Société des Mines de Loulo SA (“Somilo”) and Société des Mines de Gounkoto (“Gounkoto”) with the Republic of Mali owning the other 20%. As previously disclosed, the Company and the Government of Mali (“GoM”) have been engaged in an ongoing dispute over the existing mining conventions of these two companies (together, the “Conventions”).
The Loulo and Gounkoto permits each have a 30 year term from their date of grant, after which they are renewable if production is still taking place. The Loulo permit renewal date is February 2026 and we submitted a renewal application on February 13, 2025.
On December 18, 2024, after multiple good faith attempts to resolve the dispute, Somilo and Gounkoto submitted a request for arbitration to the International Centre for the Settlement of Investment Disputes (“ICSID”) in accordance with the provisions of their respective Conventions. On January 14, 2025, due to the restrictions imposed by the GoM on gold shipments, the Company announced that the Loulo-Gounkoto complex would temporarily suspend operations.
On June 16, 2025, the Bamako Commercial Tribunal placed Loulo-Gounkoto under temporary provisional administration. While Barrick retains its 80% legal ownership of the mine, control over operations has been transferred to an external administrator. Following this action by the Malian courts, we concluded that Barrick had lost control of the subsidiaries that hold our interest in Loulo-Gounkoto because we cannot effectively exercise power over the relevant activities related to the mine, nor can we affect the returns of the mine through managerial involvement. As a result of the loss of control event, we deconsolidated the subsidiaries, and derecognized the assets, liabilities and non-controlling interest of Loulo-Gounkoto at their carrying amounts at the date when control was lost.
Upon deconsolidation, IFRS Accounting Standards require the retained interest in the former subsidiaries to be recognized at fair value. Barrick will account for the retained interest in Somilo and Gounkoto in accordance with IFRS 9. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants. Barrick’s estimate of the initial fair value of the retained is $1.7 billion. This fair value was calculated using our life of mine plan with updates to reflect the situation as at June 30, 2025 inclusive of the adverse measures taken by the GoM against the subsidiaries. This included an increase in the weighted average cost of capital (“WACC”) from the 9% applied as at December 31, 2024 to 18% as at June 30, 2025. We have also lowered the Net Asset Value (“NAV”) multiple to 1.1 and used a long-term gold price of $2,000/oz. Finally, the fiscal terms were amended to be in line with
2023 Mining Code, primarily increased royalties and duties; and certain adjustments were made to reflect a period of disruption to the steady state operations. This fair value calculation includes a high level of uncertainty is subject to change based on further developments that may require an update of these assumptions. Under certain scenarios the fair value could be materially higher or lower. The calculation does not include any value for Barrick’s or its subsidiaries arbitration claims, which are now before the arbitration tribunal.
We performed a sensitivity analysis on the fair value calculation where we flexed the gold prices, WACC and NAV multiple, which are the most significant assumptions that impact the fair value calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions, while holding all other assumptions constant. We then assumed a +/-1% change in our WACC, independent from the change in gold prices, while holding all other assumptions constant. Finally, we assumed a +/- 0.1 change in the NAV multiple, while holding all other assumptions constant. These sensitivities help to determine the theoretical change in fair value that would be recorded with these changes in gold prices, WACC and NAV multiple.

Change in fair value based on:
Increase in gold price of $100/oz	134
Decrease in gold price of $100/oz	(170)
Increase in WACC of 1%	(67)
Decrease in WACC of 1%	72
Increase in NAV multiple of 0.1	155
Decrease in NAV multiple of 0.1	(156)

A loss on the change of control of $1,035 million, equal to the carrying value of the net assets and non-controlling interest of Loulo-Gounkoto at the date when control was lost, partially offset by the value of the retained investment in Loulo-Gounkoto, was recognized in Q2 2025. The details are summarized in the following table:

Carrying value of net assets derecognized	$(3,421)
Carrying value of non-controlling interest derecognized	686
Investment in Loulo-Gounkoto recognized	1,700
Loss of control	$(1,035)

Refer to note 17 for further details of the legal matters related to this topic.